UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2017

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Nektar Therapeutics, a Delaware corporation (the “Company”), previously adopted the Nektar Therapeutics 2017 Performance Incentive Plan (the “2017 Plan”), subject to stockholder approval of the 2017 Plan. As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the 2017 Plan at the Company’s Annual Meeting of Stockholders held on June 14, 2017 (the “Annual Meeting”). The 2017 Plan will replace the Company’s 2012 Performance Incentive Plan (the “2012 Plan”).

The following summary of the 2017 Plan is qualified in its entirety by reference to the text of the 2017 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2017 Plan. The administrator of the 2017 Plan has broad authority under the 2017 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award. Persons eligible to receive awards under the 2017 Plan include members of the Board, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

Subject to the terms of the 2017 Plan, 8,300,000 shares of the Company’s common stock (the “Common Stock”), reduced by the number of shares of Common Stock subject to awards granted under the 2012 Plan on or after March 31, 2017, will initially be available for awards under the 2017 Plan. Shares issued in respect of any “full-value award” granted under the 2017 Plan will be counted against the share limit described in the preceding sentence as 1.50 shares for every one share actually issued in connection with the award. The following other limits are also contained in the 2017 Plan: (1) the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 8,300,000 shares; (2) the maximum number of shares subject to options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 3,000,000 shares; (3) “Performance-Based Awards” under Section 5.2 of the 2017 Plan granted to a participant in any one calendar year will not provide for payment of more than (a) in the case of awards payable only in cash and not related to shares, $5,000,000, and (b) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 3,000,000 shares; and (4) the aggregate value of cash compensation and the grant date fair value (computed in accordance with generally accepted accounting principles) of shares of Common Stock that may be paid or granted during any calendar year to any non-employee director shall not exceed $1,200,000 for existing non-employee directors and $2,200,000 for new non-employee directors. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2017 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

The types of awards that may be granted under the 2017 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as certain cash bonus awards.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the actions described below were taken. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on May 1, 2017.

Proposal 1

Each of the individuals listed below was elected, by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors, to serve on the Board until the Company’s 2020 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Joseph J. Krivulka	131,281,320	1,143,079	55,395	14,466,381
Howard W. Robin	129,904,037	2,534,941	40,816	14,466,381
Dennis L. Winger	127,823,732	4,601,951	54,111	14,466,381

In addition to the directors elected above, Robert B. Chess, R. Scott Greer, Christopher A. Kuebler, Lutz Lingnau, and Roy A. Whitfield continue to serve as directors after the Annual Meeting.

Proposal 2

The proposal to approve the 2017 Plan and the reservation of 8,300,000 shares of Common Stock authorized for issuance under the 2017 Plan, as described in the proxy materials, was approved with approximately 95% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 5% voting against the proposal.

For	Against	Abstain
125,577,308	6,804,996	97,490

Proposal 3

The proposal to ratify the appointment, by the audit committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as described in the proxy materials, was approved with approximately 99% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 1% voting against the proposal.

For	Against	Abstain
145,909,582	976,228	60,365

Proposal 4

The proposal to approve the compensation of the Company’s Named Executive Officers, on a non-binding advisory basis, was approved with approximately 98% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 1% voting against the proposal.

For	Against	Abstain
130,389,918	1,478,729	611,147

Proposal 5

The proposal to vote on the frequency with which the Company’s stockholders will be provided a vote, on a non-binding advisory basis, on the compensation of the Company’s Named Executive Officers, was approved with approximately 86% of the shares present or represented and voting at the Annual Meeting voting for every year, approximately 0.05% voting for every two years, and 13% voting for every three years.

Every Year	Two Years	Three Years	Abstain
114,548,841	71,115	17,257,007	602,831

Based on these results, the Company has determined to hold a non-binding advisory vote on the compensation of the Company’s Named Executive Officers every year, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers. An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s Named Executive Officers is required to be held at least once every six years.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

10.1	Nektar Therapeutics 2017 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date:	June 15, 2017	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Nektar Therapeutics 2017 Performance Incentive Plan